                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-21861
                                  ----------------------------------------------

                      AMERICAN CENTURY GROWTH FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

4500 Main Street, Kansas City, Missouri                                   64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  816-531-5575
                                                   -----------------------------

Date of fiscal year end:  07-31
                        --------------------------------------------------------

Date of reporting period:  07-31-2007
                         -------------------------------------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Annual Report           July 31, 2007

[photo of summer]

Legacy Focused Large Cap Fund
Legacy Large Cap Fund
Legacy Multi Cap Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the annual report for the American
Century® Legacy Focused Large Cap, Legacy Large Cap and Legacy Multi Cap funds for the 12 months ended July 31, 2007, to help you monitor your investment.

2007 has been an eventful year for the financial markets and for us. While the markets experienced subprime-related turbulence, we've been working to secure a smooth executive leadership transition. In our semiannual report, we announced the promotion of former international equity chief investment officer (CIO) Enrique Chang to overall CIO. One of Enrique's immediate challenges was to hire a new international equity CIO, which he accomplished in May when Mark On joined us from AXA Rosenberg. Enrique also hired Steve
Lurito from MUUS Asset Management LLC in July to fill our vacant U.S. growth equity CIO position.

We also announced the promotion of Jonathan Thomas to chief executive officer.
In June, Jonathan hired Barry Fink, who came to us from Morgan Stanley, as chief operating officer. This completed our leadership transition, and helped make it possible for my son, Jim Stowers III, to step down from the American
Century Companies, Inc. (ACC) board of directors at the end of July to focus on his new business ventures. I remain co-chair of the ACC board with Richard
Brown, who has been on the board since 1998 and also co-chairs the Stowers
Institute for Medical Research board.

Jim's recent departure, after he relinquished his executive leadership and investment management responsibilities in early 2005, reflects his comfort with the firm's direction and new leadership. As with Jim before them, we've been energized by the skills and experience brought to the leadership team by
Jonathan, Enrique, Barry, Mark, and Steve. They've already had a positive impact on the development and management of the products and services we take pride in delivering to you.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

TABLE OF CONTENTS

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . ..       2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . ..       2

LEGACY FOCUSED LARGE CAP

LEGACY LARGE CAP

LEGACY MULTI CAP

FINANCIAL STATEMENTS

OTHER INFORMATION

     Proxy Voting Results. . . . . . . . . . . . . . . . . . . . . . ..      47
     Management. . . . . . . . . . . . . . . . . . . . . . . . . . . ..      49
     Approval of Management Agreements for Legacy Focused Large Cap,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[Photo of Chief Investment Officer]

By Steve Lurito, Chief Investment Officer, U.S. Growth Equity

UNEVEN ECONOMIC PERFORMANCE

U.S. stocks produced robust returns during the one-year period, despite an economic slowdown brought on by a sharp decline in the housing market. U.S.
gross domestic product (GDP) slowed from 2.3% in the fourth quarter of 2006 to an anemic 0.6% in the first quarter of 2007--the lowest growth rate since the fourth quarter of 2002. But growth picked up significantly in the second quarter of the year--government estimates showed the economy expanding at a
4.0% annual rate. The Federal Reserve (the Fed) held short-term interest rates steady throughout the period as economic activity decelerated while overall inflation remained above the Fed's comfort level, largely because of stubbornly high energy prices.

Against this backdrop, corporate earnings growth decelerated--ending a streak of double-digit quarterly earnings growth for the S&P 500 Index that began in
2002-- but continued to outshine expectations. In addition, heavy merger activity provided support for stocks thanks to a deluge of leveraged buy-outs from private equity firms.

STOCKS GAINED; GROWTH BEAT VALUE

Although the broad stock indexes returned more than 15% for the one-year period, the market hit several speed bumps over the last six months. Stocks stumbled in late February, mirroring a drop in the Chinese stock market, but rebounded quickly in early March. Another brief selloff in early June gave way to a rally that sent the S&P 500 to an all-time high in mid-July. But shortly thereafter, the market fell sharply as higher energy prices and deteriorating credit conditions--sparked by problems in the subprime lending industry--weighed on investor confidence.

As the accompanying table shows, mid-cap stocks led the market's advance for the one-year period, followed by large-cap shares, while small-cap issues lagged. Growth stocks, which have trailed value stocks for seven consecutive years, enjoyed a resurgence, outperforming value shares by a wide margin across all capitalizations. The best-performing sectors of the market were materials, information technology, and telecom. At the other end of the spectrum, financials lagged badly, hurt by higher interest rates and the subprime lending fallout.

U.S. Stock Index Returns
For the 12 months ended July 31, 2007

RUSSELL 1000 INDEX (LARGE CAP)       16.45%
Russell 1000 Growth Index            19.47%
Russell 1000 Value Index             13.47%

RUSSELL MIDCAP INDEX                 18.93%
Russell Midcap Growth Index          21.40%
Russell Midcap Value Index           15.94%

RUSSELL 2000 INDEX (SMALL CAP)       12.12%
Russell 2000 Growth Index            16.83%
Russell 2000 Value Index              7.67%

------

PERFORMANCE
Legacy Focused Large Cap

Total Returns as of July 31, 2007
                                               Average
                                           Annual Returns
                                                Since       Inception
                                  1 year      Inception        Date

INVESTOR CLASS                    24.44%       21.74%        5/31/06

S&P 500 INDEX(1)                  16.13%       14.41%           --

RUSSELL 1000 GROWTH INDEX(1)      19.47%       14.18%           --

Institutional Class               24.78%       22.02%        5/31/06

Advisor Class                     24.07%       21.43%        5/31/06

R Class                           23.82%       21.12%        5/31/06

(1)  Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
     rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered nondiversified, which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Legacy Focused Large Cap

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2006

One-Year Returns Over Life of Class
Periods ended July 31
                                2006*    2007

Investor Class                  1.10%   24.44%

S&P 500 Index                   0.75%   16.13%

Russell 1000 Growth Index      -2.29%   19.47%

* From 5/31/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund is considered nondiversified, which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Legacy Focused Large Cap

Portfolio Manager: John T. Small Jr.

In May 2007, portfolio manager Sheila Davis left American Century to pursue another career opportunity. Veteran American Century portfolio manager John T.
Small Jr. (16 years with the firm) assumed the role of manager for Legacy
Focused Large Cap.

PERFORMANCE SUMMARY

Legacy Focused Large Cap advanced 24.44%* for the 12 months ended July 31,
2007, surpassing the 16.13% return of the portfolio's benchmark, the S&P 500
Index, and the 19.47% return of the Russell 1000 Growth Index.

As discussed in the Market Perspective on page 2, a pause in Federal Reserve
(Fed) interest rate moves, strong merger activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the one-year period, despite a slowdown in the housing market and growing problems among subprime lenders.

Anticipating opportunities in foreign markets, we allocated a significant portion of the portfolio's assets to holdings of companies outside of the
United States. The portfolio benefited from this allocation, as international stocks outperformed the domestic market, boosted by improving global economic conditions and a declining U.S. dollar. The top international performers were emerging markets, with Latin America generating the largest gains. Among developed markets, European bourses posted the best returns, while Japanese shares lagged as a burgeoning economic recovery in the country appeared to stall. Overweight positions and effective stock selection in the materials and telecommunication services sectors, and effective stock selection in the industrials sector benefited the portfolio's absolute and relative performance during the reporting period. Those gains more than made up for detrimental stock selection in the health care sector.

MOMENTUM RETURNED

Our highly systematic investment process focuses on finding stocks exhibiting upward price momentum and acceleration in earnings and revenue, a process we believe will lead to long-term growth. Early in the reporting period, the market steered away from stocks exhibiting price momentum, placing a drag on the portfolio's relative performance. Beginning in the fourth quarter of 2006, though, investors tilted toward momentum factors, a trend that persisted throughout the remainder of the period and helped the portfolio deliver strong relative and absolute returns.

Top Ten Holdings as of July 31, 2007
                                            % of net       % of net
                                          assets as of   assets as of
                                             7/31/07        1/31/07

Southern Copper Corp.                         5.8%           3.7%
Cia Vale do Rio Doce ADR                      4.3%           3.5%
National Oilwell Varco, Inc.                  4.2%            --
Garmin Ltd.                                   4.0%            --
Research In Motion Ltd.                       3.8%           3.4%
Freeport-McMoRan Copper & Gold, Inc.          3.8%            --
NVIDIA Corp.                                  3.6%            --
Paccar Inc.                                   3.5%           3.4%
Precision Castparts Corp.                     3.5%            --
Transocean Inc.                               3.4%            --

* All fund returns referenced in this commentary are for Investor Class shares.

------

Legacy Focused Large Cap

WE MINED GOOD RESULTS IN METALS

Legacy Focused Large Cap's substantial overweight in materials focused on the metals and mining industry, which contributed significantly to relative performance. Southern Copper, the portfolio's largest holding and one of its top individual performers, gained 151%, and overweight holding
Freeport-McMoRan Copper & Gold's share price gained 86% amid a surge in copper prices.

An overweight in Companhia Vale do Rio Doce also contributed to the portfolio's absolute and relative gains. Strong iron ore and nickel prices helped push the Brazilian mining company's share price up 115% for the reporting period.

STOCK SELECTION IN INDUSTRIALS HELPED

Although the portfolio held a slight underweight position in industrials, its overwhelming focus in the sector was on the machinery industry -- an industry overweight that resulted in strong relative gains. The two largest individual stakes--truckmakers Volvo AB and Paccar Inc.--both made substantial contributions to relative performance.

HEALTH CARE AND ENERGY HINDERED

The health care sector was home to a number of individual detractors to portfolio performance. In particular, every holding in the biotechnology group and four of the six holdings in health care services weighed on relative performance.

An underweight in the energy sector also detracted from performance, as this group benefited from continued rising oil prices. The portfolio's relative weakness in the sector was curtailed, though, by an overweight position in oil and gas services company National Oilwell Varco, which gained 79%.

STARTING POINT FOR NEXT REPORTING PERIOD

Legacy Focused Large Cap employs financial acceleration and price momentum characteristics to identify investment opportunities. James Stowers Jr.,
American Century's founder, developed the company's initial acceleration and momentum model in the 1970s. Legacy Focused Large Cap enhances this traditional American Century approach. It uses a quantitative model consisting of additional financial and market factors that aim to exploit large cap investment opportunities across the growth and value spectrum, depending on the economic cycle.

During the reporting period ending July 31, 2007, our model guided us to overweight positions in materials and telecommunication services and underweight positions in consumer staples and financials.

Top Five Industries as of July 31, 2007
                                              % of net       % of net
                                            assets as of   assets as of
                                               7/31/07        1/31/07

Metals & Mining                                 16.3%          10.7%
Wireless Telecommunication Services             11.8%          6.3%
Machinery                                       9.5%           7.3%
Diversified Telecommunication Services          8.9%           7.1%
Oil, Gas & Consumable Fuels                     8.9%           3.0%

Types of Investments in Portfolio
                                             % of net        % of net
                                           assets as of    assets as of
                                             7/31/07         1/31/07

Domestic Common Stocks                        57.9%           62.2%
Foreign Common Stocks(1)                      40.7%           37.8%
TOTAL COMMON STOCKS                           98.6%           100.0%
Cash and Equivalents(2)                        1.4%           --(3)

(1)  Includes depositary shares, dual listed securities and foreign ordinary shares.

(2)  Includes temporary cash investments and other assets and liabilities.

(3)  Category is less than 0.05% of total net assets.

------

SCHEDULE OF INVESTMENTS
Legacy Focused Large Cap

JULY 31, 2007

Shares                                                       Value

Common Stocks -- 98.6%

AEROSPACE & DEFENSE -- 6.7%

      4,328  Boeing Co.                                  $ 447,645
      3,634  Precision Castparts Corp.                     498,076
                                                       -----------
                                                           945,721
                                                       -----------
BIOTECHNOLOGY -- 2.4%
      9,137  Gilead Sciences, Inc.(1)                      340,171
                                                       -----------
COMMUNICATIONS EQUIPMENT -- 7.1%
     15,135  Juniper Networks, Inc.(1)                     453,445
      2,517  Research In Motion Ltd.(1)                    538,638
                                                       -----------
                                                           992,083
                                                       -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 8.9%
     11,815  AT&T Inc.                                     462,675
     26,442  Royal KPN N.V. ADR                            409,587
     11,166  Telefonos de Mexico, SAB de CV ADR            381,542
                                                       -----------
                                                         1,253,804
                                                       -----------
ENERGY EQUIPMENT & SERVICES -- 7.6%
      4,868  National Oilwell Varco, Inc.(1)               584,696
      4,492  Transocean Inc.(1)                            482,665
                                                       -----------
                                                         1,067,361
                                                       -----------
HEALTH CARE PROVIDERS & SERVICES -- 3.0%
      8,296  Express Scripts, Inc.(1)                      415,878
                                                       -----------
HOUSEHOLD DURABLES -- 4.0%
      6,761  Garmin Ltd.                                   567,248
                                                       -----------
IT SERVICES -- 3.3%
      4,157  International Business Machines Corp.         459,972
                                                       -----------
MACHINERY -- 9.5%
      3,891  Cummins Inc.                                  461,862
      3,117  Deere & Co.                                   375,349
      6,105  Paccar Inc.                                   499,511
                                                       -----------
                                                         1,336,722
                                                       -----------
METALS & MINING -- 16.3%
      5,796  Arcelor Mittal CI A New York Shares           353,672
     12,313  Cia Vale do Rio Doce ADR                      603,460
      5,617  Freeport-McMoRan Copper & Gold, Inc.          527,886
      7,228  Southern Copper Corp.                         814,668
                                                       -----------
                                                         2,299,686
                                                       -----------

Shares                                                       Value

OIL, GAS & CONSUMABLE FUELS -- 8.9%
      5,163  ConocoPhillips                              $ 417,377
      7,674  Marathon Oil Corp.                            423,604
      6,053  Valero Energy Corp.                           405,612
                                                       -----------
                                                         1,246,593
                                                       -----------
PHARMACEUTICALS -- 2.8%
      5,398  Shire plc ADR                                 398,318
                                                       -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 6.3%
      6,575  KLA-Tencor Corp.                              373,394
     11,208  NVIDIA Corp.(1)                               512,878
                                                       -----------
                                                           886,272
                                                       -----------
WIRELESS TELECOMMUNICATION SERVICES -- 11.8%
      6,940  America Movil, SAB de CV ADR                  415,567
      5,995  Mobile TeleSystems ADR(1)                     383,380
     23,846  Turkcell Iletisim Hizmetleri AS ADR           421,597
      4,156  Vimpel-Communications ADR                     440,121
                                                       -----------
                                                         1,660,665
                                                       -----------
TOTAL COMMON STOCKS
(Cost $12,025,373)                                      13,870,494
                                                       -----------

Principal Amount

Temporary Cash Investments -- 2.1%

   $300,000  FHLB Discount Notes, 5.09%, 8/1/07(2)         300,000
(Cost $300,000)
                                                       -----------
TOTAL INVESTMENT SECURITIES -- 100.7%
(Cost $12,325,373)                                      14,170,494
                                                       -----------
OTHER ASSETS AND LIABILITIES -- (0.7)%                    (96,206)
                                                       -----------
TOTAL NET ASSETS -- 100.0%                             $14,074,288
                                                       ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1)  Non-income producing.

(2)  The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

PERFORMANCE
Legacy Large Cap

Total Returns as of July 31, 2007
                                               Average
                                           Annual Returns
                                                Since       Inception
                                  1 year      Inception        Date

INVESTOR CLASS                    17.83%       16.57%        5/31/06

S&P 500 INDEX(1)                  16.13%       14.41%           --

RUSSELL 1000 GROWTH INDEX(1)      19.47%       14.18%           --

Institutional Class               18.16%       16.85%        5/31/06

Advisor Class                     17.59%       16.27%        5/31/06

R Class                           17.33%       16.05%        5/31/06

(1) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Legacy Large Cap

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2006

One-Year Returns Over Life of Class
Periods ended July 31
                                2006*    2007

Investor Class                  1.50%   17.83%

S&P 500 Index                   0.75%   16.13%

Russell 1000 Growth Index      -2.29%   19.47%

* From 5/31/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Legacy Large Cap

Portfolio Manager: John T. Small Jr.

In May 2007, portfolio manager Sheila Davis left American Century to pursue another career opportunity. Veteran American Century portfolio manager John T.
Small Jr. (16 years with the firm) assumed the role of manager for Legacy
Large Cap.

PERFORMANCE SUMMARY

Legacy Large Cap advanced 17.83%* for the 12 months ended July 31, 2007, surpassing the 16.13% return of the portfolio's benchmark, the S&P 500 Index, but lagging the 19.47% return of the Russell 1000 Growth Index.

As discussed in the Market Perspective on page 2, a pause in Federal Reserve
(Fed) interest rate moves, strong merger activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the one-year period, despite a slowdown in the housing market and growing problems among subprime lenders.

Anticipating opportunities in foreign markets, we allocated a significant portion of the portfolio's assets to holdings of companies outside of the
United States. The portfolio benefited from this allocation, as international stocks outperformed the domestic market, boosted by improving global economic conditions and a declining U.S. dollar. The top international performers were emerging markets, with Latin America generating the largest gains. Among developed markets, European bourses posted the best returns, while Japanese shares lagged as a burgeoning economic recovery in the country appeared to stall. Overweight positions and effective stock selection in the materials and telecommunication services sectors, and effective stock selection in the industrials sector benefited the portfolio's absolute and relative performance during the reporting period. Those gains more than made up for a detrimental underweight and stock selection in the energy sector.

MOMENTUM RETURNED

Our highly systematic investment process focuses on finding stocks exhibiting upward price momentum and acceleration in earnings and revenue, a process we believe will lead to long-term growth. Early in the reporting period, the market steered away from stocks exhibiting price momentum, placing a drag on the portfolio's relative performance. Beginning in the fourth quarter of 2006, though, investors tilted toward momentum factors, a trend that persisted throughout the remainder of the period and helped the portfolio deliver strong relative returns.

Top Ten Holdings as of July 31, 2007
                                           % of net       % of net
                                         assets as of   assets as of
                                            7/31/07        1/31/07

Southern Copper Corp.                        3.4%           2.2%
Cia Vale do Rio Doce ADR                     3.1%           2.5%
Vimpel-Communications ADR                    3.0%           2.9%
Research In Motion Ltd.                      2.7%           2.2%
Arcelor Mittal CI A New York Shares          2.5%           2.3%
EMC Corp.                                    2.3%           2.0%
Transocean Inc.                              2.2%           1.8%
Novo-Nordisk AS ADR                          2.2%           2.1%
America Movil, SAB de CV ADR                 2.2%            --
Paccar Inc.                                  2.1%           2.1%

* All fund returns referenced in this commentary are for Investor Class shares.

------

Legacy Large Cap

WE MINED GOOD RESULTS IN METALS

Legacy Large Cap's substantial overweight in materials focused on the metals and mining industry, which contributed significantly to relative performance.
Southern Copper, the portfolio's largest holding and one of its top individual performers, gained 151% amid a surge in copper prices.

An overweight in Companhia Vale do Rio Doce also contributed to the portfolio's absolute and relative gains. Strong iron ore and nickel prices helped push the Brazilian mining company's share price up 115% for the reporting period. Dutch steel producer Arcelor Mittal benefited from higher steel prices, gaining 81% and contributing to relative performance.

GOOD CALLS IN TELECOM

The portfolio's overweight position in the telecommunication services sector also paid off. In the wireless telecom industry, shares in Russia-based Vimpel
Communications gained 123% and Mexico-based America Movil climbed 68%. Both mobile phone providers experienced growing demand for cellular phone service in burgeoning foreign markets.

UNDERWEIGHT IN ENERGY HINDERED

Legacy Large Cap held a substantial underweight in the energy sector during the reporting period. This hampered relative performance, as the sector continued to benefit from rising prices. Within the sector, the portfolio's largest underweight was among oil, gas and consumable fuels companies - a group that experienced healthy gains. The portfolio's relative weakness in this area, though, was more than compensated for by strength in other sectors.

STARTING POINT FOR NEXT REPORTING PERIOD

Legacy Large Cap employs financial acceleration and price momentum characteristics to identify investment opportunities. James Stowers Jr.,
American Century's founder, developed the company's initial acceleration and momentum model in the 1970s. Legacy Large Cap enhances this traditional
American Century approach. It uses a quantitative model consisting of additional financial and market factors that aim to exploit large cap investment opportunities across the growth and value spectrum, depending on the economic cycle.

During the reporting period ending July 31, 2007, our model guided us to overweight positions in materials and telecommunication services and underweight positions in consumer staples and financials.

Top Five Industries as of July 31, 2007
                                   % of net       % of net
                                 assets as of   assets as of
                                    7/31/07        1/31/07

Oil, Gas & Consumable Fuels          11.5%           --
Pharmaceuticals                      9.6%           4.1%
Metals & Mining                      9.1%           7.0%
Communications Equipment             6.4%           4.2%
Aerospace & Defense                  5.7%           1.8%

Types of Investments in Portfolio
                                   % of net        % of net
                                 assets as of    assets as of
                                   7/31/07         1/31/07

Domestic Common Stocks              69.1%           71.3%
Foreign Common Stocks(1)            28.6%           28.4%
TOTAL COMMON STOCKS                 97.7%           99.7%
Cash and Equivalents(2)              2.3%            0.3%

(1)  Includes depositary shares, dual listed securities and foreign ordinary shares.

(2)  Includes temporary cash investments and other assets and liabilities.

------

SCHEDULE OF INVESTMENTS
Legacy Large Cap

JULY 31, 2007

Shares                                                            Value

Common Stocks -- 97.7%

AEROSPACE & DEFENSE -- 5.7%

      2,754  Honeywell International Inc.                     $ 158,383
      1,673  Lockheed Martin Corp.                              164,757
      3,005  Raytheon Company                                   166,356
                                                            -----------
                                                                489,496
                                                            -----------
BEVERAGES -- 1.9%
      3,075  Coca-Cola Company (The)                            160,238
                                                            -----------
CAPITAL MARKETS -- 3.8%
      1,010  BlackRock, Inc.                                    161,095
      1,293  Franklin Resources, Inc.                           164,689
                                                            -----------
                                                                325,784
                                                            -----------
CHEMICALS -- 1.9%
      2,361  Bayer AG ADR                                       167,088
                                                            -----------
COMMUNICATIONS EQUIPMENT -- 6.4%
      6,101  Corning Inc.(1)                                    145,448
      5,649  Juniper Networks, Inc.(1)                          169,244
      1,085  Research In Motion Ltd.(1)                         232,190
                                                            -----------
                                                                546,882
                                                            -----------
COMPUTERS & PERIPHERALS -- 4.3%
      6,200  Dell Inc.(1)                                       173,414
     10,645  EMC Corp.(1)                                       197,039
                                                            -----------
                                                                370,453
                                                            -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 5.4%
      4,471  AT&T Inc.                                          175,084
     15,886  Qwest Communications International Inc.(1)         135,508
      9,887  Royal KPN N.V. ADR                                 153,150
                                                            -----------
                                                                463,742
                                                            -----------
ELECTRIC UTILITIES -- 1.8%
      2,994  Edison International                               158,353
                                                            -----------
ELECTRICAL EQUIPMENT -- 1.9%
      3,419  Emerson Electric Co.                               160,932
                                                            -----------
ENERGY EQUIPMENT & SERVICES -- 2.2%
      1,755  Transocean Inc.(1)                                 188,575
                                                            -----------
FOOD PRODUCTS -- 1.8%
      5,992  ConAgra Foods, Inc.                                151,897
                                                            -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.8%
      1,120  Alcon, Inc.                                        152,880
                                                            -----------
HEALTH CARE PROVIDERS & SERVICES -- 1.4%
      1,854  Humana Inc.(1)                                     118,823
                                                            -----------
HOTELS, RESTAURANTS & LEISURE -- 1.8%
      3,169  McDonald's Corporation                             151,700
                                                            -----------

Shares                                                            Value

HOUSEHOLD PRODUCTS -- 1.9%
      2,501  Colgate-Palmolive Co.                            $ 165,066
                                                            -----------
INSURANCE -- 1.5%
      2,127  Lincoln National Corp.                             128,301
                                                            -----------
IT SERVICES -- 2.0%
      1,532  International Business Machines Corp.              169,516
                                                            -----------
LIFE SCIENCES TOOLS & SERVICES -- 1.8%
      3,054  Thermo Fisher Scientific Inc.(1)                   159,449
                                                            -----------
MACHINERY -- 4.0%
      2,995  Illinois Tool Works Inc.                           164,875
      2,179  Paccar Inc.                                        178,286
                                                            -----------
                                                                343,161
                                                            -----------
METALS & MINING -- 9.1%
      3,574  Arcelor Mittal CI A New York Shares                218,085
      5,455  Cia Vale do Rio Doce ADR                           267,350
      2,595  Southern Copper Corp.                              292,482
                                                            -----------
                                                                777,917
                                                            -----------
OIL, GAS & CONSUMABLE FUELS -- 11.5%
      1,978  Apache Corp.                                       159,724
      2,242  Devon Energy Corporation                           167,276
      2,786  Hess Corp.                                         170,502
      3,029  Marathon Oil Corp.                                 167,201
      2,107  TOTAL SA ADR                                       165,631
      2,286  Valero Energy Corp.                                153,185
                                                            -----------
                                                                983,519
                                                            -----------
PHARMACEUTICALS -- 9.6%
      2,736  Allergan, Inc.                                     159,044
      5,283  Bristol-Myers Squibb Co.                           150,090
      1,782  Novo-Nordisk AS ADR                                186,950
      5,606  Schering-Plough Corp.                              159,995
      2,289  Shire plc ADR                                      168,905
                                                            -----------
                                                                824,984
                                                            -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.7%
      2,648  KLA-Tencor Corp.                                   150,380
                                                            -----------
SOFTWARE -- 5.5%
      3,936  Adobe Systems Inc.(1)                              158,581
      5,365  Microsoft Corporation                              155,531
      8,402  Oracle Corp.(1)                                    160,647
                                                            -----------
                                                                474,759
                                                            -----------
TEXTILES, APPAREL & LUXURY GOODS -- 1.8%
      2,780  NIKE, Inc. Cl B                                    156,931
                                                            -----------

------

Legacy Large Cap

Shares                                                            Value

WIRELESS TELECOMMUNICATION SERVICES -- 5.2%

      3,109  America Movil, SAB de CV ADR                     $ 186,167
      2,460  Vimpel-Communications ADR                          260,514
                                                            -----------
                                                                446,681
                                                            -----------
TOTAL COMMON STOCKS
(Cost $7,495,911)                                             8,387,507
                                                            -----------

Principal Amount

Temporary Cash Investments -- 5.8%

   $500,000  FHLB Discount Notes, 5.09%, 8/1/07(2)              500,000
(Cost $500,000)
                                                            -----------
TOTAL INVESTMENT SECURITIES -- 103.5%
(Cost $7,995,911)                                             8,887,507
                                                            -----------
OTHER ASSETS AND LIABILITIES -- (3.5)%                        (303,476)
                                                            -----------
TOTAL NET ASSETS -- 100.0%                                  $ 8,584,031
                                                            ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1)  Non-income producing.

(2)  The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

PERFORMANCE
Legacy Multi Cap

Total Returns as of July 31, 2007
                                               Average
                                           Annual Returns
                                                Since       Inception
                                  1 year      Inception        Date

INVESTOR CLASS                    27.21%       22.27%        5/31/06

RUSSELL 3000 INDEX(1)             16.08%       13.72%           --

RUSSELL 3000 GROWTH INDEX(1)      19.24%       13.75%           --

Institutional Class               27.45%       22.46%        5/31/06

Advisor Class                     26.83%       21.95%        5/31/06

R Class                           26.58%       21.64%        5/31/06

(1)  Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
     rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

Legacy Multi Cap

Growth of $10,000 Over Life of Class
$10,000 investment made May 31, 2006

One-Year Returns Over Life of Class
Periods ended July 31
                                2006*    2007

Investor Class                 -0.60%   27.21%

Russell 3000 Index              0.08%   16.08%

Russell 3000 Growth Index      -2.54%   19.24%

* From 5/31/06, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. The fund's investment process may also result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. International investing involves specific risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------

PORTFOLIO COMMENTARY
Legacy Multi Cap

Portfolio Manager: John T. Small Jr.

In May 2007, portfolio manager Sheila Davis left American Century to pursue another career opportunity. Veteran American Century portfolio manager John T.
Small Jr. (16 years with the firm) assumed the role of manager for Legacy
Multi Cap.

PERFORMANCE SUMMARY

Legacy Multi Cap advanced 27.21%* for the 12 months ended July 31, 2007, surpassing the 16.08% return of the portfolio's benchmark, the Russell 3000
Index and the 19.24% return of the Russell 3000 Growth Index.

As discussed in the Market Perspective on page 2, a pause in Federal Reserve
(Fed) interest rate moves, strong merger activity, and better-than-expected corporate earnings growth contributed to solid U.S. stock index gains for the one-year period, despite a slowdown in the housing market and growing problems among subprime lenders.

Anticipating opportunities in foreign markets, we allocated a significant portion of the portfolio's assets to holdings of companies outside of the
United States. The portfolio benefited from this allocation, as international stocks outperformed the domestic market, boosted by improving global economic conditions and a declining U.S. dollar. The top international performers were emerging markets, with Latin America generating the largest gains. Among developed markets, European bourses posted the best returns, while Japanese shares lagged as a burgeoning economic recovery in the country appeared to stall. An underweight position and effective stock selection in the financials sector, and effective stock selection in the industrials and telecommunication services sectors benefited the portfolio's absolute and relative performance during the reporting period. Those gains more than made up for a detrimental underweight and stock selection in the energy sector.

MOMENTUM RETURNED

Our highly systematic investment process focuses on finding stocks exhibiting upward price momentum and acceleration in earnings and revenue, a process we believe will lead to long-term growth. Early in the reporting period, the market steered away from stocks exhibiting price momentum, placing a drag on the portfolio's relative performance. Beginning in the fourth quarter of 2006, though, investors tilted toward momentum factors, a trend that persisted throughout the remainder of the period and helped the portfolio deliver strong relative returns.

INDUSTRIALS LED GAINS

Within the industrials sector, the portfolio held an overweight stake in
DryShips Inc. The shipping company's share price soared 442% for the reporting period and contributed significantly to relative gains.

Top Ten Holdings as of July 31, 2007
                                           % of net       % of net
                                         assets as of   assets as of
                                            7/31/07        1/31/07

DryShips Inc.                                1.7%            --
Foster Wheeler Ltd.                          1.5%            --
Precision Castparts Corp.                    1.3%           1.2%
NAVTEQ Corp.                                 1.3%            --
McDermott International, Inc.                1.3%           1.0%
Research In Motion Ltd.                      1.3%           1.0%
Garmin Ltd.                                  1.3%            --
ADDvantage Technologies Group, Inc.          1.2%            --
Penford Corp.                                1.2%            --
Life Partners Holdings, Inc.                 1.2%            --

* All fund returns referenced in this commentary are for Investor Class shares.

------

Legacy Multi Cap

Construction and engineering company Foster Wheeler and industrial conglomerate McDermott International also made substantial contributions to relative performance, gaining 195% and 82%, respectively. Both companies are representative of portfolio holdings involved in a variety of heavy construction areas, including the construction of power plants, which have benefited from growing global demand for energy infrastructure.

The portfolio also benefited from an overweight position in the aerospace and defense industry. The investment team's focus in the industry is on companies benefiting from a replacement cycle and expanding orders in global aviation.
The largest contributor to portfolio performance within this group was
Precision Castparts, a manufacturer of components for aerospace applications.
Precision's share price soared 130% for the reporting period.

UNDERWEIGHT IN FINANCIALS HELPED

Legacy Multi Cap benefited from an underweight position in the financials sector, the benchmark's weakest-performing sector. Financial stocks as a whole continued to be dragged down by concerns surrounding sub-prime mortgage lenders.

An overweight stake in Intercontinental Exchange also contributed significantly to relative performance and exemplifies the type of investment opportunity our process is designed to target. Shares of Intercontinental
Exchange, which operates an internet marketplace for commodities futures, soared 154% as second-quarter profit jumped 73%. Our investment process identified the company's upward movement early in the reporting period, allowing the portfolio to participate in its success.

STARTING POINT FOR NEXT REPORTING PERIOD

Legacy Multi Cap employs financial acceleration and price momentum characteristics to identify investment opportunities. James Stowers Jr.,
American Century's founder, developed the company's initial acceleration and momentum model in the 1970s. Legacy Multi Cap enhances this traditional
American Century approach. It uses a quantitative model consisting of additional financial and market factors that aim to exploit investment opportunities across the growth and value spectrum, depending on the economic cycle.

During the reporting period ending July 31, 2007, our model guided us to overweight positions in materials and telecommunication services and underweight positions in consumer staples and financials.

Top Five Industries as of July 31, 2007
                                     % of net       % of net
                                   assets as of   assets as of
                                      7/31/07        1/31/07

Oil, Gas & Consumable Fuels            9.1%            --
Machinery                              8.4%           2.0%
Diversified Telecommunication
Services                               7.7%           3.4%
Communications Equipment               5.3%           2.6%
Software                               5.1%           3.9%

Types of Investments in Portfolio
                                    % of net        % of net
                                  assets as of    assets as of
                                    7/31/07         1/31/07

Domestic Common Stocks               73.9%           80.9%
Foreign Common Stocks(1)             25.1%           17.9%
TOTAL COMMON STOCKS                  99.0%           98.8%
Cash and Equivalents(2)               1.0%            1.2%

(1)  Includes depositary shares, dual listed securities and foreign ordinary shares.

(2)  Includes temporary cash investments and other assets and liabilities.

------

SCHEDULE OF INVESTMENTS
Legacy Multi Cap

JULY 31, 2007

Shares                                                             Value

Common Stocks -- 99.0%

AEROSPACE & DEFENSE -- 2.3%

    11,399  EDO Corp.                                          $ 376,737
     3,686  Precision Castparts Corp.                            505,203
                                                             -----------
                                                                 881,940
                                                             -----------
AUTO COMPONENTS -- 1.0%
    11,539  Drew Industries Inc.(1)                              401,326
                                                             -----------
BIOTECHNOLOGY -- 2.9%
     7,760  Alexion Pharmaceuticals Inc.(1)                      451,321
     8,559  Gilead Sciences, Inc.(1)                             318,652
     9,428  Myriad Genetics Inc.(1)                              352,419
                                                             -----------
                                                               1,122,392
                                                             -----------
BUILDING PRODUCTS -- 1.0%
    10,186  Lennox International Inc.                            390,124
                                                             -----------
CAPITAL MARKETS -- 1.8%
     2,463  BlackRock, Inc.                                      392,849
     1,577  Goldman Sachs Group, Inc. (The)                      297,012
                                                             -----------
                                                                 689,861
                                                             -----------
CHEMICALS -- 3.2%
     8,146  Airgas Inc.                                          380,418
    12,723  Penford Corp.                                        454,593
     5,341  Praxair, Inc.                                        409,227
                                                             -----------
                                                               1,244,238
                                                             -----------
COMMERCIAL SERVICES & SUPPLIES -- 0.8%
     8,521  Viad Corp.                                           306,330
                                                             -----------
COMMUNICATIONS EQUIPMENT -- 5.3%
    10,336  Ciena Corp.(1)                                       377,574
     8,164  Comtech Telecommunications Corp.(1)                  354,889
    41,832  Harmonic Inc.(1)                                     371,050
     2,278  Research In Motion Ltd.(1)                           487,492
    19,678  Sierra Wireless, Inc.(1)                             445,707
                                                             -----------
                                                               2,036,712
                                                             -----------
COMPUTERS & PERIPHERALS -- 1.1%
    19,791  Novatel Wireless, Inc.(1)                            426,100
                                                             -----------
CONSTRUCTION & ENGINEERING -- 1.5%
     4,950  Foster Wheeler Ltd.(1)                               556,331
                                                             -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.1%
     2,737  IntercontinentalExchange Inc.(1)                     413,643
                                                             -----------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 7.7%
    17,951  Aruba Networks, Inc.(1)                              360,457
     9,090  AT&T Inc.                                            355,964

Shares                                                             Value

     6,009  Brasil Telecom Participacoes SA ADR                $ 397,495
    14,350  Cogent Communications Group, Inc.(1)                 411,559
    10,657  PT Indosat Tbk ADR                                   428,944
    40,440  Qwest Communications International Inc.(1)           344,953
    23,105  Royal KPN N.V. ADR                                   357,896
     9,148  Telefonos de Mexico, SAB de CV ADR                   312,587
                                                             -----------
                                                               2,969,855
                                                             -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.1%
    79,523  ADDvantage Technologies Group, Inc.(1)               477,933
     8,989  Agilent Technologies, Inc.(1)                        342,930
    21,979  AU Optronics Corp. ADR                               371,885
    17,015  LG.Philips LCD Co., Ltd. ADR(1)                      393,217
                                                             -----------
                                                               1,585,965
                                                             -----------
ENERGY EQUIPMENT & SERVICES -- 2.8%
    13,151  Matrix Service Co.(1)                                303,657
    14,846  Petroleum Geo-Services ASA ADR                       356,675
     3,927  Transocean Inc.(1)                                   421,956
                                                             -----------
                                                               1,082,288
                                                             -----------
FOOD & STAPLES RETAILING -- 0.9%
     7,926  SUPERVALU INC.                                       330,276
                                                             -----------
FOOD PRODUCTS -- 1.0%
     4,030  Wimm-Bill-Dann Foods OJSC ADR                        378,820
                                                             -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 2.8%
    15,198  Align Technology Inc.(1)                             396,668
   204,311  Antares Pharma, Inc.(1)                              328,941
     9,884  DENTSPLY International Inc.                          360,667
                                                             -----------
                                                               1,086,276
                                                             -----------
HEALTH CARE PROVIDERS & SERVICES -- 3.0%
    14,608  American Dental Partners Inc.(1)                     374,987
     5,323  Humana Inc.(1)                                       341,151
     4,225  WellCare Health Plans Inc.(1)                        427,824
                                                             -----------
                                                               1,143,962
                                                             -----------
HOTELS, RESTAURANTS & LEISURE -- 0.8%
    12,479  WMS Industries Inc.(1)                               325,577
                                                             -----------
HOUSEHOLD DURABLES -- 1.3%
     5,790  Garmin Ltd.                                          485,781
                                                             -----------
INDUSTRIAL CONGLOMERATES -- 1.3%
     5,999  McDermott International, Inc.(1)                     497,557
                                                             -----------

------

Legacy Multi Cap

Shares                                                             Value

INSURANCE -- 2.9%

    16,597  American Safety Insurance Holdings, Ltd.(1)        $ 360,155
    10,521  Life Partners Holdings, Inc.                         454,191
     4,909  Lincoln National Corp.                               296,111
                                                             -----------
                                                               1,110,457
                                                             -----------
INTERNET SOFTWARE & SERVICES -- 1.1%
    14,750  Vocus Inc.(1)                                        414,328
                                                             -----------
IT SERVICES -- 1.0%
     3,413  International Business Machines Corp.                377,648
                                                             -----------
LIFE SCIENCES TOOLS & SERVICES -- 2.0%
     9,633  Illumina, Inc.(1)                                    438,976
     6,571  Thermo Fisher Scientific Inc.(1)                     343,072
                                                             -----------
                                                                 782,048
                                                             -----------
MACHINERY -- 8.4%
     2,845  Deere & Co.                                          342,595
    11,419  Greenbrier Companies Inc.                            381,052
     8,975  IDEX Corp.                                           324,985
     6,917  Illinois Tool Works Inc.                             380,781
     5,825  Metso Corp. ADR                                      371,519
     5,837  Oshkosh Truck Corp.                                  334,168
     3,744  Paccar Inc.                                          306,334
    28,053  Portec Rail Products, Inc.                           355,993
    17,669  Tecumseh Products Cl A(1)                            406,916
                                                             -----------
                                                               3,204,343
                                                             -----------
MARINE -- 2.7%
    11,446  DryShips Inc.                                        656,085
    21,137  Quintana Maritime Ltd.                               378,986
                                                             -----------
                                                               1,035,071
                                                             -----------
METALS & MINING -- 3.2%
    10,243  AK Steel Holding Corp.(1)                            409,413
     5,852  Arcelor Mittal CI A New York Shares                  357,089
     9,024  Cia Vale do Rio Doce ADR                             442,266
                                                             -----------
                                                               1,208,768
                                                             -----------
MULTI-UTILITIES -- 0.8%
     6,802  DTE Energy Company                                   315,477
                                                             -----------
OIL, GAS & CONSUMABLE FUELS -- 9.1%
     9,443  Alon USA Energy, Inc.                                336,832
     4,582  Apache Corp.                                         369,997
     8,287  Consol Energy Inc.                                   345,154
     6,203  Energy Transfer Partners L.P.                        346,127
     9,452  Frontier Oil Corp.                                   366,076
    10,207  GMX Resources Inc.(1)                                321,929
     6,412  Hess Corp.                                           392,413
    14,949  Mariner Energy Inc.(1)                               315,872

Shares                                                             Value

    10,057  Repsol YPF, SA ADR                                 $ 378,445
     4,784  Sunoco, Inc.                                         319,188
                                                             -----------
                                                               3,492,033
                                                             -----------
PERSONAL PRODUCTS -- 0.8%
     5,576  Chattem, Inc.(1)                                     313,148
                                                             -----------
PHARMACEUTICALS -- 2.7%
     6,500  Allergan, Inc.                                       377,845
   186,840  Nutrition 21 Inc.(1)                                 285,865
     5,143  Shire plc ADR                                        379,502
                                                             -----------
                                                               1,043,212
                                                             -----------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
    36,012  Anworth Mortgage Asset Corp.                         284,495
                                                             -----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.9%
     3,033  Jones Lang LaSalle Inc.                              332,963
                                                             -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 3.7%
     6,277  KLA-Tencor Corp.                                     356,470
    14,796  Microsemi Corp.(1)                                   344,895
    13,514  National Semiconductor Corp.                         351,229
    18,790  Zoran Corp.(1)                                       354,192
                                                             -----------
                                                               1,406,786
                                                             -----------
SOFTWARE -- 5.1%
     9,157  Adobe Systems Inc.(1)                                368,936
    12,033  Ansys, Inc.(1)                                       313,339
    15,428  Check Point Software Technologies Ltd.(1)            375,826
     9,203  NAVTEQ Corp.(1)                                      498,158
    13,239  Shanda Interactive Entertainment Ltd. ADR(1)         380,754
                                                             -----------
                                                               1,937,013
                                                             -----------
SPECIALTY RETAIL -- 2.1%
     5,766  Sherwin-Williams Co.                                 401,833
    14,404  TJX Companies, Inc. (The)                            399,711
                                                             -----------
                                                                 801,544
                                                             -----------
TEXTILES, APPAREL & LUXURY GOODS -- 2.1%
     4,150  Deckers Outdoor Corp.(1)                             427,865
    10,294  Luxottica Group SpA ADR                              370,996
                                                             -----------
                                                                 798,861
                                                             -----------
WIRELESS TELECOMMUNICATION SERVICES -- 2.0%
     6,050  America Movil, SAB de CV ADR                         362,274
     6,316  Mobile TeleSystems ADR(1)                            403,908
                                                             -----------
                                                                 766,182
                                                             -----------
TOTAL COMMON STOCKS
(Cost $36,032,691)                                            37,979,731
                                                             -----------

------

Legacy Multi Cap

Principal Amount                                                     Value

Temporary Cash Investments -- 2.3%

   $900,000  FHLB Discount Notes, 5.09%, 8/1/07(2)               $ 900,000
(Cost $900,000)
                                                               -----------
TOTAL INVESTMENT SECURITIES -- 101.3%
(Cost $36,932,691)                                              38,879,731
                                                               -----------
OTHER ASSETS AND LIABILITIES -- (1.3)%                           (513,290)
                                                               -----------
TOTAL NET ASSETS -- 100.0%                                     $38,366,441
                                                               ===========

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

OJSC = Open Joint Stock Company

(1)  Non-income producing.

(2)  The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from February 1, 2007 to July 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------

                        Beginning                   Expenses Paid
                         Account        Ending      During Period*
                          Value      Account Value     2/1/07 -       Annualized
                          2/1/07        7/31/07        7/31/07      Expense Ratio*

Legacy Focused Large Cap
ACTUAL
Investor Class            $1,000       $1,135.20        $5.82           1.10%
Institutional Class       $1,000       $1,137.00        $4.77           0.90%
Advisor Class             $1,000       $1,133.40        $7.14           1.35%
R Class                   $1,000       $1,132.60        $8.46           1.60%
HYPOTHETICAL
Investor Class            $1,000       $1,019.34        $5.51           1.10%
Institutional Class       $1,000       $1,020.33        $4.51           0.90%
Advisor Class             $1,000       $1,018.10        $6.76           1.35%
R Class                   $1,000       $1,016.86        $8.00           1.60%

Legacy Large Cap
ACTUAL
Investor Class            $1,000       $1,075.00        $5.66           1.10%
Institutional Class       $1,000       $1,076.80        $4.63           0.90%
Advisor Class             $1,000       $1,074.10        $6.94           1.35%
R Class                   $1,000       $1,073.20        $8.22           1.60%
HYPOTHETICAL
Investor Class            $1,000       $1,019.34        $5.51           1.10%
Institutional Class       $1,000       $1,020.33        $4.51           0.90%
Advisor Class             $1,000       $1,018.10        $6.76           1.35%
R Class                   $1,000       $1,016.86        $8.00           1.60%

Legacy Multi Cap
ACTUAL
Investor Class            $1,000       $1,132.10        $6.08           1.15%
Institutional Class       $1,000       $1,133.00        $5.02           0.95%
Advisor Class             $1,000       $1,130.30        $7.39           1.40%
R Class                   $1,000       $1,128.50        $8.71           1.65%
HYPOTHETICAL
Investor Class            $1,000       $1,019.09        $5.76           1.15%
Institutional Class       $1,000       $1,020.08        $4.76           0.95%
Advisor Class             $1,000       $1,017.85        $7.00           1.40%
R Class                   $1,000       $1,016.61        $8.25           1.65%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2007
                                               Focused
                                             Large Cap     Large Cap     Multi Cap

ASSETS

Investment securities, at value (cost
of $12,325,373, $7,995,911 and
$36,932,691, respectively)                 $14,170,494    $8,887,507   $38,879,731

Cash                                           131,463        75,125        78,174

Receivable for investments sold                682,262       463,563     1,716,875

Dividends and interest receivable               14,987         8,086        13,475
                                           -----------   -----------   -----------
                                            14,999,206     9,434,281    40,688,255
                                           -----------   -----------   -----------

LIABILITIES

Payable for investments purchased              912,018       841,886     2,283,808

Accrued management fees                         12,074         7,567        37,349

Distribution fees payable                          209           198           187

Service fees (and distribution fees --
R Class) payable                                   617           599           470
                                           -----------   -----------   -----------
                                               924,918       850,250     2,321,814
                                           -----------   -----------   -----------

NET ASSETS                                 $14,074,288    $8,584,031   $38,366,441
                                           ===========   ===========   ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)    $11,221,122    $7,469,988   $35,852,980

Undistributed net investment income            100,343        16,814            --

Undistributed net realized gain on
investment transactions                        907,702       205,633       566,421

Net unrealized appreciation on
investments                                  1,845,121       891,596     1,947,040
                                           -----------   -----------   -----------
                                           $14,074,288    $8,584,031   $38,366,441
                                           ===========   ===========   ===========

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                  $8,614,473    $5,887,293   $36,239,856
Shares outstanding                             688,502       494,602     2,876,635
Net asset value per share                       $12.51        $11.90        $12.60

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                  $3,561,212      $899,281      $633,477
Shares outstanding                             284,275        75,462        50,231
Net asset value per share                       $12.53        $11.92        $12.61

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                                    $960,461      $894,583      $852,505
Shares outstanding                              76,888        75,274        67,785
Net asset value per share                       $12.49        $11.88        $12.58

R CLASS, $0.01 PAR VALUE
Net assets                                    $938,142      $902,874      $640,603
Shares outstanding                              75,216        76,088        51,014
Net asset value per share                       $12.47        $11.87        $12.56

See Notes to Financial Statements.

------

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 2007
                                                 Focused
                                               Large Cap    Large Cap    Multi Cap

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld
of $14,939, $5,380 and $3,911,
respectively)                                  $ 256,682    $ 118,401    $ 117,573

Interest                                          18,136        4,854       20,524
                                              ----------   ----------   ----------
                                                 274,818      123,255      138,097
                                              ----------   ----------   ----------

EXPENSES:

Management fees                                  117,787       70,823      158,149

Distribution fees -- Advisor Class                 2,219        2,095        1,790

Service fees -- Advisor Class                      2,219        2,095        1,790

Distribution and service fees --
R Class                                            4,140        4,199        2,827

Directors' fees and expenses                         232          151          235
Other expenses                                        20           11           25
                                              ----------   ----------   ----------
                                                 126,617       79,374      164,816
                                              ----------   ----------   ----------

NET INVESTMENT INCOME (LOSS)                     148,201       43,881     (26,719)
                                              ----------   ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)

Net realized gain (loss) on investment
transactions                                   1,032,147      310,813      672,018

Change in net unrealized appreciation
(depreciation) on investments                  1,659,799      704,084    1,893,207
                                              ----------   ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)        2,691,946    1,014,897    2,565,225
                                              ----------   ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     $2,840,147   $1,058,778   $2,538,506
                                              ==========   ==========   ==========

See Notes to Financial Statements.

------

STATEMENT OF CHANGES IN NET ASSETS

YEARS ENDED JULY 31, 2007 AND JULY 31, 2006
                                     Focused Large Cap                   Large Cap

Increase (Decrease) in
Net Assets                          2007       2006(1)          2007       2006(1)

OPERATIONS

Net investment income
(loss)                         $ 148,201       $ 6,504      $ 43,881       $ 3,553

Net realized gain (loss)       1,032,147     (124,445)       310,813     (105,180)

Change in net unrealized
appreciation
(depreciation)                 1,659,799       185,322       704,084       187,512
                             -----------   -----------   -----------   -----------

Net increase (decrease)
in net assets resulting
from operations                2,840,147        67,381     1,058,778        85,885
                             -----------   -----------   -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment
income:
 Investor Class                 (27,963)            --      (20,734)            --
 Institutional Class            (20,238)            --       (5,040)            --
 Advisor Class                   (3,836)            --       (2,993)            --
 R Class                         (2,325)            --       (1,853)            --
                             -----------   -----------   -----------   -----------

Decrease in net assets
from distributions              (54,362)            --      (30,620)            --
                             -----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease)
in net assets from
capital share transactions     5,258,853     5,962,269     3,093,513     4,376,475
                             -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
IN NET ASSETS                  8,044,638     6,029,650     4,121,671     4,462,360

NET ASSETS

Beginning of period            6,029,650            --     4,462,360            --
                             -----------   -----------   -----------   -----------

End of period                $14,074,288    $6,029,650    $8,584,031    $4,462,360
                             ===========   ===========   ===========   ===========

Undistributed net
investment income               $100,343        $6,504       $16,814        $3,553
                            ===========   ===========   ===========   ===========

(1)  May 31, 2006 (fund inception) through July 31, 2006.

See Notes to Financial Statements.

------

YEARS ENDED JULY 31, 2007 AND JULY 31, 2006
                                                                         Multi Cap

Increase (Decrease) in Net Assets                               2007       2006(1)

OPERATIONS

Net investment income (loss)                              $ (26,719)       $ 5,607

Net realized gain (loss)                                     672,018      (62,200)

Change in net unrealized appreciation (depreciation)       1,893,207        53,833
                                                         -----------   -----------

Net increase (decrease) in net assets resulting from
operations                                                 2,538,506       (2,760)
                                                         -----------   -----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
 Investor Class                                             (17,944)            --
 Institutional Class                                         (2,505)            --
 Advisor Class                                               (1,436)            --
 R Class                                                       (400)            --
                                                         -----------   -----------

Decrease in net assets from distributions                   (22,285)            --
                                                         -----------   -----------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets from capital
share transactions                                        31,437,983     4,414,997
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS                     33,954,204     4,412,237

NET ASSETS

Beginning of period                                        4,412,237            --
                                                         -----------   -----------

End of period                                            $38,366,441    $4,412,237
                                                         ===========   ===========

Undistributed net investment income                               --        $5,607
                                                        ===========   ===========

(1)  May 31, 2006 (fund inception) through July 31, 2006.

See Notes to Financial Statements.

------

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2007

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Growth Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Legacy Focused Large Cap Fund (Focused
Large Cap), Legacy Large Cap Fund (Large Cap) and Legacy Multi Cap Fund (Multi
Cap) (collectively, the funds) are three funds in a series issued by the corporation. Focused Large Cap is nondiversified under the 1940 Act. Large Cap and Multi Cap are diversified under the 1940 Act. The funds' investment objective is to seek long-term capital growth. Focused Large Cap and Large Cap pursue their investment objective by investing in stocks of large-sized market capitalization companies. Multi Cap pursues its investment objective by investing in stocks of small-, mid- and large-sized market capitalization companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- The funds are authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the R Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. All classes of the funds commenced sale on May 31, 2006, the funds' inception date.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

------

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. At this time, management has not identified any uncertain tax positions that would materially impact the financial statements. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM, under which ACIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee)
per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act
(including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Focused Large Cap and Large Cap ranges from
0.80% to 1.10% for the Investor Class and R Class. The annual management fee schedule for Multi Cap ranges from 0.85% to 1.15% for the Investor Class and R
Class. The Institutional Class is 0.20% less and the Advisor Class is 0.25%
less at each point within the range.

For the year ended July 31, 2007, the effective annual management fee for each class of each fund was as follows:

                       Investor & R   Institutional   Advisor
Focused Large Cap          1.10%          0.90%        0.85%
Large Cap                  1.10%          0.90%        0.85%
Multi Cap                  1.15%          0.95%        0.90%

------

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the R Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services,
Inc. (ACIS) an annual distribution fee equal to 0.25% and an annual service fee equal to 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee equal to 0.50%. The fees are computed and accrued daily based on each class's average daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for R Class shares. Fees incurred under the plans during the year ended July 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC. ACIM owns 27%,
42% and 7% of the outstanding shares of Focused Large Cap, Large Cap and Multi
Cap, respectively. Learning Quest 529 Education Savings Program (Learning
Quest) owns 48% of Multi Cap. Learning Quest is managed by ACIM. ACIM and
Learning Quest do not invest in the funds for the purpose of exercising management or control.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan
Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the year ended
July 31, 2007, were as follows:

                         Focused Large Cap    Large Cap     Multi Cap
Purchases                   $34,784,214      $19,407,910   $62,726,740
Proceeds from sales         $29,498,550      $16,445,283   $31,652,129

------

4. CAPITAL SHARE TRANSACTIONS

The corporation is authorized to issue 3,000,000,000 shares. Transactions in shares of the funds were as follows:

                             Year ended July 31, 2007     Period ended July 31, 2006(1)
                                 Shares        Amount        Shares         Amount
Focused Large Cap
INVESTOR CLASS
Sold                            498,837   $ 5,695,141       365,089     $3,649,367
Issued in reinvestment
of distributions                  2,572        27,620            --             --
Redeemed                      (175,804)   (1,906,122)       (2,192)       (21,621)
                            -----------   -----------   -----------    -----------
                                325,605     3,816,639       362,897      3,627,746
                            -----------   -----------   -----------    -----------
INSTITUTIONAL CLASS
Sold                            692,623     7,359,047        75,000        750,133
Issued in reinvestment
of distributions                  1,884        20,238            --             --
Redeemed                      (485,232)   (5,865,336)            --             --
                            -----------   -----------   -----------    -----------
                                209,275     1,513,949        75,000        750,133
                            -----------   -----------   -----------    -----------
ADVISOR CLASS
Sold                                400         5,280        83,577        834,257
Issued in reinvestment
of distributions                    334         3,582            --             --
Redeemed                        (7,423)      (82,500)            --             --
                            -----------   -----------   -----------    -----------
                                (6,689)      (73,638)        83,577        834,257
                            -----------   -----------   -----------    -----------
R CLASS
Sold                                474         5,000        75,000        750,133
Issued in reinvestment
of distributions                    216         2,325            --             --
Redeemed                          (474)       (5,422)            --             --
                            -----------   -----------   -----------    -----------
                                    216         1,903        75,000        750,133
                            -----------   -----------   -----------    -----------
Net increase (decrease)         528,407   $ 5,258,853       596,474     $5,962,269
                            ===========   ===========   ===========    ===========

Large Cap
INVESTOR CLASS
Sold                            466,723   $ 5,197,801       223,046     $2,206,213
Issued in reinvestment
of distributions                  1,825        19,926            --             --
Redeemed                      (188,854)   (2,143,660)       (8,138)       (79,957)
                            -----------   -----------   -----------    -----------
                                279,694     3,074,067       214,908      2,126,256
                            -----------   -----------   -----------    -----------
INSTITUTIONAL CLASS
Sold                                 --            --        75,000        750,073
Issued in reinvestment
of distributions                    462         5,040            --             --
                            -----------   -----------   -----------    -----------
                                    462         5,040        75,000        750,073
                            -----------   -----------   -----------    -----------
ADVISOR CLASS
Sold                              4,916        49,877        75,000        750,073
Issued in reinvestment
of distributions                    274         2,993            --             --
Redeemed                        (4,916)      (50,197)            --             --
                            -----------   -----------   -----------    -----------
                                    274         2,673        75,000        750,073
                            -----------   -----------   -----------    -----------
R CLASS
Sold                                918         9,880        75,000        750,073
Issued in reinvestment
of distributions                    170         1,853            --             --
                            -----------   -----------   -----------    -----------
                                  1,088        11,733        75,000        750,073
                            -----------   -----------   -----------    -----------
Net increase (decrease)         281,518   $ 3,093,513       439,908     $4,376,475
                            ===========   ===========   ===========    ===========

(1) May 31, 2006 (fund inception) through July 31, 2006.

------

                                                             Period ended July 31,
                             Year ended July 31, 2007                      2006(1)
                                 Shares        Amount        Shares         Amount
Multi Cap
INVESTOR CLASS
Sold                          2,859,961   $34,518,271       294,202     $2,919,311
Issued in reinvestment
of distributions                  1,581        17,143            --             --
Redeemed                      (266,612)   (3,181,744)      (12,497)      (122,653)
                            -----------   -----------   -----------    -----------
                              2,594,930    31,353,670       281,705      2,796,658
                            -----------   -----------   -----------    -----------
INSTITUTIONAL CLASS
Sold                                 --            --        50,000        500,036
Issued in reinvestment
of distributions                    231         2,505            --             --
                            -----------   -----------   -----------    -----------
                                    231         2,505        50,000        500,036
                            -----------   -----------   -----------    -----------
ADVISOR CLASS
Sold                              5,467        67,596        62,185        618,223
Issued in reinvestment
of distributions                    133         1,436            --             --
                            -----------   -----------   -----------    -----------
                                  5,600        69,032        62,185        618,223
                            -----------   -----------   -----------    -----------
R CLASS
Sold                                977        12,376        50,000        500,080
Issued in reinvestment
of distributions                     37           400            --             --
                            -----------   -----------   -----------    -----------
                                  1,014        12,776        50,000        500,080
                            -----------   -----------   -----------    -----------
Net increase (decrease)       2,601,775   $31,437,983       443,890     $4,414,997
                            ===========   ===========   ===========    ===========

(1)  May 31, 2006 (fund inception) through July 31, 2006.

5. RISK FACTORS

The funds' investment process may result in high portfolio turnover, which could mean high transaction costs, affecting both performance and capital gains tax liabilities to investors. There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

Focused Large Cap is considered nondiversified which may subject the fund to risk because a price change in any one security may have a greater impact than would be the case if the fund were diversified.

Multi Cap invests in common stocks of small companies. Because of this, Multi
Cap may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the year ended
July 31, 2007.

------

7. FEDERAL TAX INFORMATION

The tax character of distributions paid during the year ended July 31, 2007 and period May 31, 2006 (fund inception) through July 31, 2006 were as follows:

                             Focused Large Cap      Large Cap       Multi Cap
                                2007      2006     2007    2006    2007    2006
DISTRIBUTIONS PAID FROM
Ordinary income               $54,362      --    $30,620    --    $22,285   --
Long-term capital gains          --        --       --      --      --      --

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of July 31, 2007, the components of investments for federal income tax purposes were as follows:

                                         Focused Large
                                                   Cap     Large Cap     Multi Cap

Federal tax cost of investments            $12,325,978    $7,995,911   $36,932,691
                                           ===========   ===========   ===========

Gross tax appreciation of investments       $2,078,763    $1,053,626   $ 3,334,260

Gross tax depreciation of investments        (234,247)     (162,030)   (1,387,220)
                                           -----------   -----------   -----------

Net tax appreciation (depreciation)
of investments                              $1,844,516     $ 891,596   $ 1,947,040
                                           ===========   ===========   ===========

Undistributed ordinary income                 $754,179      $222,447      $495,312

Accumulated long-term gains                   $254,471            --       $71,109

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness.
Management has concluded that the adoption of FIN 48 will not materially impact the financial statements.

The FASB issued Statement of Financial Accounting Standards No. 157, "Fair
Value Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact that adopting FAS 157 will have on the financial statement disclosures.

9. CORPORATE EVENT

At meetings held on November 29, 2006 and March 7, 2007, the Directors approved a change in the fee structure of the Advisor Class, pending shareholder approval. At a special meeting of shareholders on July 27, 2007, each fund's Advisor Class shareholders approved the change in the fee structure of the Advisor Class. Effective September 4, 2007, the Advisor
Class's effective annual management fee will increase 0.25% and the total distribution and service fee will decrease 0.25%. The change in the fee structure will not change the Advisor Class's ratio of operating expenses to average net assets.

------

10. OTHER TAX INFORMATION (UNAUDITED)

The following information is provided pursuant to provisions of the Internal
Revenue Code.

For corporate taxpayers, the following ordinary income distributions paid during the fiscal year ended July 31, 2007, qualify for the corporate dividends received deduction.

  Focused Large Cap    Large Cap   Multi Cap
       $54,362          $30,620     $22,152

The funds hereby designate qualified dividend income for the fiscal year ended
July 31, 2007, as follows:

  Focused Large Cap    Large Cap   Multi Cap
       $54,362          $30,620     $22,285

Legacy Multi Cap hereby designates $16,678 as qualified short-term capital gain distributions for purposes of Internal Revenue Code 871 for the fiscal year ended July 31, 2007.

------

FINANCIAL HIGHLIGHTS
Legacy Focused Large Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.11     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.12       0.01

 Net Realized and Unrealized Gain (Loss)                           2.34       0.10
                                                                 ------     ------

 Total From Investment Operations                                  2.46       0.11
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.06)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $12.51     $10.11
                                                                 ======     ======

TOTAL RETURN(3)                                                  24.44%      1.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.10%   1.10%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       1.24%   0.88%(4)

Portfolio Turnover Rate                                            255%        30%

Net Assets, End of Period (in thousands)                         $8,614     $3,669

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

Legacy Focused Large Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.11     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.18       0.02

 Net Realized and Unrealized Gain (Loss)                           2.31       0.09
                                                                 ------     ------

 Total From Investment Operations                                  2.49       0.11
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.07)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $12.53     $10.11
                                                                 ======     ======

TOTAL RETURN(3)                                                  24.78%      1.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.90%   0.90%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       1.44%   1.08%(4)

Portfolio Turnover Rate                                            255%        30%

Net Assets, End of Period (in thousands)                         $3,561       $758

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

Legacy Focused Large Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.11     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.10       0.01

 Net Realized and Unrealized Gain (Loss)                           2.33       0.10
                                                                 ------     ------

 Total From Investment Operations                                  2.43       0.11
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.05)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $12.49     $10.11
                                                                 ======     ======

TOTAL RETURN(3)                                                  24.07%      1.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.35%   1.35%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.99%   0.63%(4)

Portfolio Turnover Rate                                            255%        30%

Net Assets, End of Period (in thousands)                           $960       $845

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

Legacy Focused Large Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.10     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.07       0.01

 Net Realized and Unrealized Gain (Loss)                           2.33       0.09
                                                                 ------     ------

 Total From Investment Operations                                  2.40       0.10
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.03)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $12.47     $10.10
                                                                 ======     ======

TOTAL RETURN(3)                                                  23.82%      1.00%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.60%   1.60%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.74%   0.38%(4)

Portfolio Turnover Rate                                            255%        30%

Net Assets, End of Period (in thousands)                           $938       $758

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.15     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.08       0.01

 Net Realized and Unrealized Gain (Loss)                           1.73       0.14
                                                                 ------     ------

 Total From Investment Operations                                  1.81       0.15
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.06)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $11.90     $10.15
                                                                 ======     ======

TOTAL RETURN(3)                                                  17.83%      1.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.10%   1.10%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.72%   0.66%(4)

Portfolio Turnover Rate                                            246%        39%

Net Assets, End of Period (in thousands)                         $5,887     $2,180

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.15     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.10       0.01

 Net Realized and Unrealized Gain (Loss)                           1.74       0.14
                                                                 ------     ------

 Total From Investment Operations                                  1.84       0.15
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.07)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $11.92     $10.15
                                                                 ======     ======

TOTAL RETURN(3)                                                  18.16%      1.50%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.90%   0.90%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.92%   0.86%(4)

Portfolio Turnover Rate                                            246%        39%

Net Assets, End of Period (in thousands)                           $899       $761

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.14     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.05       0.01

 Net Realized and Unrealized Gain (Loss)                           1.73       0.13
                                                                 ------     ------

 Total From Investment Operations                                  1.78       0.14
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.04)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $11.88     $10.14
                                                                 ======     ======

TOTAL RETURN(3)                                                  17.59%      1.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.35%   1.35%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.47%   0.41%(4)

Portfolio Turnover Rate                                            246%        39%

Net Assets, End of Period (in thousands)                           $895       $761

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

Legacy Large Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.14     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.02      --(3)

 Net Realized and Unrealized Gain (Loss)                           1.73       0.14
                                                                 ------     ------

 Total From Investment Operations                                  1.75       0.14
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.02)      --(3)
                                                                 ------     ------

Net Asset Value, End of Period                                   $11.87     $10.14
                                                                 ======     ======

TOTAL RETURN(4)                                                  17.33%      1.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.60%   1.60%(5)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.22%   0.16%(5)

Portfolio Turnover Rate                                            246%        39%

Net Assets, End of Period (in thousands)                           $903       $760

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Per-share amount was less than $0.005.

(4)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5)  Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

Investor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.94     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                 (0.02)       0.01

 Net Realized and Unrealized Gain (Loss)                           2.72     (0.07)
                                                                 ------     ------

 Total From Investment Operations                                  2.70     (0.06)
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.04)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $12.60      $9.94
                                                                 ======     ======

TOTAL RETURN(3)                                                  27.21%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.15%   1.15%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets     (0.16)%   0.99%(4)

Portfolio Turnover Rate                                            230%        14%

Net Assets, End of Period (in thousands)                        $36,240     $2,801

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

Institutional Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.94     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                   0.02       0.02

 Net Realized and Unrealized Gain (Loss)                           2.70     (0.08)
                                                                 ------     ------

 Total From Investment Operations                                  2.72     (0.06)
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.05)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $12.61      $9.94
                                                                 ======     ======

TOTAL RETURN(3)                                                  27.45%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 0.95%   0.95%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets       0.04%   1.19%(4)

Portfolio Turnover Rate                                            230%        14%

Net Assets, End of Period (in thousands)                           $633       $497

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

Advisor Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.94     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                 (0.03)       0.01

 Net Realized and Unrealized Gain (Loss)                           2.69     (0.07)
                                                                 ------     ------

 Total From Investment Operations                                  2.66     (0.06)
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.02)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $12.58      $9.94
                                                                 ======     ======

TOTAL RETURN(3)                                                  26.83%    (0.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.40%   1.40%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets     (0.41)%   0.74%(4)

Portfolio Turnover Rate                                            230%        14%

Net Assets, End of Period (in thousands)                           $853       $618

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

Legacy Multi Cap

R Class
For a Share Outstanding Throughout the Years Ended July 31 (except as noted)
                                                                   2007    2006(1)

PER-SHARE DATA

Net Asset Value, Beginning of Period                              $9.93     $10.00
                                                                 ------     ------

Income From Investment Operations

 Net Investment Income (Loss)(2)                                 (0.06)       0.01

 Net Realized and Unrealized Gain (Loss)                           2.70     (0.08)
                                                                 ------     ------

 Total From Investment Operations                                  2.64     (0.07)
                                                                 ------     ------

Distributions

 From Net Investment Income                                      (0.01)         --
                                                                 ------     ------

Net Asset Value, End of Period                                   $12.56      $9.93
                                                                 ======     ======

TOTAL RETURN(3)                                                  26.58%    (0.70)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets                 1.65%   1.65%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets     (0.66)%   0.49%(4)

Portfolio Turnover Rate                                            230%        14%

Net Assets, End of Period (in thousands)                           $641       $497

(1)  May 31, 2006 (fund inception) through July 31, 2006.

(2)  Computed using average shares outstanding throughout the period.

(3)  Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4)  Annualized.

See Notes to Financial Statements.

------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders,
American Century Growth Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Legacy Focused Large Cap Fund,
Legacy Large Cap Fund, and Legacy Multi Cap Fund (collectively the "Funds"), comprising American Century Growth Funds, Inc. as of July 31, 2007, and the
related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from May 31, 2006 (fund inception) through July 31, 2006. These financial statements and financial highlights are the responsibility of the
Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting.
Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of
July 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising American Century Growth Funds, Inc. as of July 31,
2007, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the year then ended and the period from May 31, 2006 (fund inception) through July 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Kansas City, Missouri
September 14, 2007

------

PROXY VOTING RESULTS

A special meeting of shareholders was held on July 27, 2007, to vote on the following proposals. The proposals received the required number of votes of the American Century Growth Funds, Inc. or the applicable fund, depending on the proposal, and were adopted. A summary of voting results is listed below each proposal.

PROPOSAL 1:

To elect nine Directors to the Board of Directors of American Century Growth
Funds, Inc. (the proposal was voted on by all shareholders of funds issued by
American Century Growth Funds, Inc.):

James E. Stowers, Jr.       For:                26,042,891
                            Withhold:              551,671
                            Abstain:                     0
                            Broker Non-Vote:             0

Jonathan S. Thomas          For:                26,100,723
                            Withhold:              493,839
                            Abstain:                     0
                            Broker Non-Vote:             0

Thomas A. Brown             For:                26,073,390
                            Withhold:              521,171
                            Abstain:                     0
                            Broker Non-Vote:             0

Andrea C. Hall              For:                26,087,609
                            Withhold:              506,953
                            Abstain:                     0
                            Broker Non-Vote:             0

James A. Olson              For:                26,084,354
                            Withhold:              510,207
                            Abstain:                     0
                            Broker Non-Vote:             0

Donald H. Pratt             For:                26,047,947
                            Withhold:              546,615
                            Abstain:                     0
                            Broker Non-Vote:             0

Gale E. Sayers              For:                26,056,130
                            Withhold:              538,432
                            Abstain:                     0
                            Broker Non-Vote:             0

M. Jeannine Strandjord      For:                26,082,395
                            Withhold:              512,167
                            Abstain:                     0
                            Broker Non-Vote:             0

Timothy S. Webster          For:                26,092,875
                            Withhold:              501,687
                            Abstain:                     0
                            Broker Non-Vote:             0

------

PROPOSAL 2:

To approve a change in the fee structure of the Advisor Class. This proposal was voted on by the Advisor Class shareholders of the following funds:

                Legacy Focused Large Cap   Legacy Large Cap   Legacy Multi Cap
For:                             850,367            855,113            599,775
Against:                               0                  0                  0
Abstain:                               0                  0                  0
Broker
Non-Vote:                         62,784                  0            167,257

------

MANAGEMENT

The individuals listed below serve as directors or officers of the funds. Each director serves until his or her successor is duly elected and qualified or until he or she retires. Mandatory retirement age for independent directors is
72. Those listed as interested directors are "interested" primarily by virtue of their engagement as directors and/or officers of, or ownership interest in,
American Century Companies, Inc. (ACC) or its wholly owned, direct or indirect, subsidiaries, including the funds' investment advisor, American
Century Investment Management, Inc. (ACIM); the funds' principal underwriter,
American Century Investment Services, Inc. (ACIS); and the funds' transfer agent, American Century Services, LLC (ACS).

The other directors (more than three-fourths of the total number) are independent; that is, they have never been employees, directors or officers of, and have no financial interest in, ACC or any of its wholly owned, direct or indirect, subsidiaries, including ACIM, ACIS, and ACS. The directors serve in this capacity for seven registered investment companies in the American
Century family of funds.

All persons named as officers of the funds also serve in similar capacities for the other 14 investment companies advised by ACIM or American Century
Global Investment Management, Inc. (ACGIM), a wholly owned subsidiary of ACIM, unless otherwise noted. Only officers with policy-making functions are listed.
No officer is compensated for his or her service as an officer of the funds.
The listed officers are interested persons of the funds and are appointed or re-appointed on an annual basis.

INTERESTED DIRECTORS

JAMES E. STOWERS, JR.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1924
POSITION(S) HELD WITH FUNDS: Director (since 1958) and Vice Chairman (since
2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Founder, Co-Chairman, Director
and Controlling Shareholder, ACC; Co-Vice Chairman, ACC (January 2005 to
February 2007); Chairman, ACC (January 1995 to December 2004); Director, ACIM,
ACGIM, ACS, ACIS and other ACC subsidiaries
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JONATHAN S. THOMAS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1963
POSITION(S) HELD WITH FUNDS: Director and President (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President and Chief Executive
Officer, ACC (March 2007 to present); Chief Administrative Officer, ACC
(February 2006 to February 2007); Executive Vice President, ACC (November 2005
to February 2007). Also serves as: President, Chief Executive Officer and
Director, ACS; Executive Vice President, ACIM and ACGIM; Director, ACIM,
ACGIM, ACIS and other ACC subsidiaries; Managing Director, Morgan Stanley
(March 2000 to November 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 109
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

------

INDEPENDENT DIRECTORS

THOMAS A. BROWN
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1940
POSITION(S) HELD WITH FUNDS: Director (since 1980)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Member, Associated
Investments, LLC (real estate investment company); Managing Member, Brown
Cascade Properties, LLC (real estate investment company); Retired, Area Vice
President, Applied Industrial Technologies
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

ANDREA C. HALL, PH.D.
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1997)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, Advisor to the
President, Midwest Research Institute
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

JAMES A. OLSON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1942
POSITION(S) HELD WITH FUNDS: Director (since 2007)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Member, Plaza Belmont LLC; Chief
Financial Officer, Plaza Belmont LLC (September 1999 to September 2006)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, Saia, Inc. and Entertainment
Properties Trust

DONALD H. PRATT
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1937
POSITION(S) HELD WITH FUNDS: Director (since 1995) and Chairman of the Board
(since 2005)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chairman and Chief Executive
Officer, Western Investments, Inc.; Retired Chairman of the Board, Butler
Manufacturing Company
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

GALE E. SAYERS
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1943
POSITION(S) HELD WITH FUNDS: Director (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: President, Chief Executive
Officer and Founder, Sayers40, Inc., a technology products and service provider
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

M. JEANNINE STRANDJORD
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1945
POSITION(S) HELD WITH FUNDS: Director (since 1994)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Retired, formerly Senior Vice
President, Sprint Corporation
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: Director, DST Systems, Inc.; Director,
Euronet Worldwide, Inc.; Director, Charming Shoppes, Inc.

------

TIMOTHY S. WEBSTER
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1961
POSITION(S) HELD WITH FUNDS: Director (since 2001)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Managing Director, TDB
Acquisition Group LLC (September 2006 to present); President and Chief
Executive Officer, American Italian Pasta Company (2001 to December 2005)
NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR: 66
OTHER DIRECTORSHIPS HELD BY DIRECTOR: None

OFFICERS

MARYANNE ROEPKE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1956
POSITION(S) HELD WITH FUNDS: Chief Compliance Officer (since 2006) and Senior
Vice President (since 2000)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Compliance Officer, ACIM,
ACGIM and ACS (August 2006 to present); Assistant Treasurer, ACC (January 1995 to August 2006); and Treasurer and Chief Financial Officer, various American
Century funds (July 2000 to August 2006). Also serves as: Senior Vice
President, ACS

CHARLES A. ETHERINGTON
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1957
POSITION(S) HELD WITH FUNDS: General Counsel (since 2007) and Senior Vice
President (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACC (November
2005 to present); General Counsel, ACC (March 2007 to present). Also serves as: General Counsel, ACIM, ACGIM, ACS, ACIS and other ACC subsidiaries; and
Senior Vice President, ACIM, ACGIM and ACS

ROBERT LEACH
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1966
POSITION(S) HELD WITH FUNDS: Vice President, Treasurer and Chief Financial
Officer (all since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present); and Controller, various American Century funds (1997 to
September 2006)

C. JEAN WADE
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1964
POSITION(S) HELD WITH FUNDS: Controller (since 2006)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Vice President, ACS (February
2000 to present)

JON ZINDEL
4500 Main Street, Kansas City, MO 64111
YEAR OF BIRTH: 1967
POSITION(S) HELD WITH FUNDS: Tax Officer (since 1998)
PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS: Chief Financial Officer and Chief
Accounting Officer, ACC (March 2007 to present); Vice President, ACC (October
2001 to present); Vice President, certain ACC subsidiaries (October 2001 to
August 2006); Vice President, Corporate Tax, ACS (April 1998 to August 2006).
Also serves as: Chief Financial Officer, Chief Accounting Officer and Senior
Vice President, ACIM, ACGIM, ACS and other ACC subsidiaries; and Chief
Accounting Officer and Senior Vice President, ACIS

The SAI has additional information about the funds' directors and is available without charge, upon request, by calling 1-800-345-2021.

------

APPROVAL OF MANAGEMENT AGREEMENTS
Legacy Focused Large Cap, Legacy Large Cap, Legacy Multi Cap

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Legacy Large Cap, Legacy Focused Large Cap and Legacy Multi Cap (the "funds") and the services provided to the funds under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

*  the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreement;

*  reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and their shareholders on a routine and non-routine basis;

*  data comparing the cost of owning the funds to the cost of owning similar funds;

*  data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*  financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

*  data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

------

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with their investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

------

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of Legacy Large Cap was equal to the median of the total expense ratio of its peer group. The unified fee charged to shareholders of
Legacy Focused Large Cap was slightly below the median of the total expense ratios of its peer group. The unified fee charged to shareholders of Legacy
Multi Cap was slightly above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

------

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the funds and the advisor is fair and reasonable in light of the services provided and should be renewed.

------

SHARE CLASS INFORMATION

Four classes of shares are authorized for sale by the funds: Investor Class,
Institutional Class, Advisor Class and R Class. The total expense ratio of
Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of the Advisor Class and R Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 3000® INDEX measures the performance of the 3,000 largest U.S.
companies based on total market capitalization, which represents approximately
98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4 billion; the median market capitalization was approximately $700 million. The index had a total market capitalization range of approximately $309 billion to $128 million.

The RUSSELL 3000® GROWTH INDEX measures the performance of those Russell 3000
Index companies (the 3,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

------

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

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[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY GROWTH FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0709
SH-ANN-56321N

ITEM 2.  CODE OF ETHICS.

a.   The registrant has adopted a Code of Ethics for Senior Financial Officers that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions.

b.   No response required.

c.   None.

d.   None.

e.   Not applicable.

f.   The registrant's Code of Ethics for Senior Financial Officers was filed as
     Exhibit 12 (a)(1) to American Century Asset Allocation Portfolios, Inc.'s
     Annual Certified Shareholder Report on Form N-CSR, File No. 811-21591, on
     September 29, 2005, and is incorporated herein by reference.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)    The registrant's board has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)    Donald H. Pratt, Thomas A. Brown and Gale E. Sayers are the
          registrant's designated audit committee financial experts. They are
          "independent" as defined in Item 3 of Form N-CSR.

(a)(3)    Not applicable.

(b)       No response required.

(c)       No response required.

(d)       No response required.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

         FY 2006:  $31,197
         FY 2007:  $32,288

(b)      Audit-Related Fees.

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(c)      Tax Fees.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were as follows:

         For services rendered to the registrant:

         FY 2006:  $4,200
         FY 2007:  $0

         These services included review of federal and state income tax forms for 2006.

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(d)      All Other Fees.

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were as follows:

         For services rendered to the registrant:

         FY 2006:  $0
         FY 2007:  $0

         Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule
         2-01 of Regulation S-X (relating to certain engagements for non-audit services with the registrant's investment adviser and its affiliates):

         FY 2006:  $0
         FY 2007:  $0

(e)(1)   In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation
         S-X, before the accountant is engaged by the registrant to render audit or non-audit services, the engagement is approved by the
         registrant's audit committee.   Pursuant to paragraph (c)(7)(ii) of
         Rule 2-01 of Regulation S-X, the registrant's audit committee also pre-approves its accountant's engagements for non-audit services with the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)   All services described in each of paragraphs (b) through (d) of this
         Item were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of
         Regulation S-X.  Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph
         (c)(7)(i)(C).

 (f)     The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than 50%.

(g)      The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

         FY 2006:  $168,356
         FY 2007:  $167,244

(h)      The registrant's investment adviser and accountant have notified the registrant's audit committee of all non-audit services that were rendered by the registrant's accountant to the registrant's investment adviser, its parent company, and any entity controlled by, or under common control with the investment adviser that provides services to the registrant, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
         Regulation S-X.  The notification provided to the registrant's audit committee included sufficient details regarding such services to allow the registrant's audit committee to consider the continuing independence of its principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)    Registrant's Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, was filed as Exhibit 12(a)(1) to American Century Asset Allocation
          Portfolios, Inc.'s Certified Shareholder Report on Form N-CSR, File
          No. 811-21591, on September 29, 2005.

(a)(2)    Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
          Company Act of 1940, are filed and attached hereto as Exhibit
          99.302CERT.

(a)(3)    Not applicable.

(b)       A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  AMERICAN CENTURY GROWTH FUNDS, INC.

By: /s/ Jonathan S. Thomas
   --------------------------------------------
   Name:   Jonathan S. Thomas
   Title:  President

Date:  September 28, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Jonathan S. Thomas
   --------------------------------------------
   Name:   Jonathan S. Thomas
   Title:  President
           (principal executive officer)

Date:  September 28, 2007

By: /s/ Robert J. Leach
   --------------------------------------------
   Name:   Robert J. Leach
   Title:  Vice President, Treasurer, and
           Chief Financial Officer
           (principal financial officer)

Date: September 28, 2007